BLACKROCK FUNDS IV

BlackRock Systematic Multi-Strategy Fund

(the “Fund”)

Supplement dated December 29, 2022 (the “Supplement”) to the Fund’s

Summary Prospectuses and Prospectuses, each dated April 29, 2022, as supplemented to date

Effective January 2, 2023, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Systematic Multi-Strategy Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Systematic Multi-Strategy Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Tom Parker, CFA	2015*	Managing Director of BlackRock, Inc.
Scott Radell	2015*	Managing Director of BlackRock, Inc.
Jeffrey Rosenberg, CFA	2018	Managing Director of BlackRock, Inc.
Chad Meuse	2023	Managing Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Tom Parker, CFA, Scott Radell, Jeffrey Rosenberg, CFA, and Chad Meuse are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Tom Parker, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015*	Managing Director of BlackRock, Inc. since 2009; Chief Investment Officer of BlackRock’s Systematic Fixed Income Group since 2015; Deputy Chief Investment Officer of BlackRock’s Model-Based Fixed Income Portfolio Management Group since 2010; Co-Head of Credit Investments and Member of the Fixed Income Research Approval Committee of Barclays Global Investors (“BGI”) from 2001 to 2009.
Scott Radell	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015*	Managing Director of BlackRock, Inc. since 2009; Head of San Francisco Fixed Income Core PM within BlackRock’s Systematic Fixed Income Portfolio Management Group since 2009; Portfolio Manager of BGI from 2003 to 2009.
Jeffrey Rosenberg, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2018	Managing Director of BlackRock, Inc. since 2011; Chief Fixed Income Strategist and member of the BlackRock Investment Institute since 2016; Chief Investment Strategist for Fundamental Fixed Income at BlackRock since 2011; Chief Credit Strategist at Bank of America Merrill Lynch from 2002 to 2011.
Chad Meuse	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Managing Director of BlackRock, Inc. since 2013; Head of Equity and Capital Structure for Systematic Fixed Income since 2015; Member of the Systematic Fixed Income Levered Investment Committee since 2015; Portfolio Management Group since 2010; Portfolio Manager in BlackRock’s Model-Based Fixed Income since 2010; Portfolio Manager in US Fixed Income Advanced Active Investment team of BGI from 2007 to 2009.

*	Includes management of the Predecessor Fund (as defined below).

Shareholders should retain this Supplement for future reference.

PR2IV-SMS-1222SUP